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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 24, 2003


                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)


             Michigan                    0-452                38-1093240
         (State or other              (Commission           (IRS Employer
  jurisdiction of incorporation)       File No.)          Identification No.)


               100 East Patterson Street, Tecumseh, Michigan 49286 (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (517) 423-8411




          (Former name or former address, if changed since last report)



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        ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits:

       Exhibit No.                              Description
       -----------                              -----------

         99.1                     Press release dated April 24, 2003

         99.2                     First Quarter 2003 Investor Presentation


        ITEM 9.  REGULATION FD DISCLOSURE

                         AND

        ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION


         The registrant's press release dated April 24, 2003, regarding its 2003 first quarter consolidated results is attached hereto as Exhibit 99.1.

         The registrant hosted its first quarter 2003 earnings conference call and webcast on Thursday, April 24, 2003 at 11:00 a.m. Eastern Time. Via the webcast, registrant presented its First Quarter 2003 Investor Presentation, which contains a summary of registrant's financial results for the quarter ending March 31, 2003, as well as certain other financial and operating information. Pursuant to Regulation FD and requirements of Item 12 of Form 8-K, registrant hereby furnishes the First Quarter 2003 Investor Presentation as
Exhibit 99.2 to this report. The Investor Presentation will be posted on the registrant's website, www.tecumseh.com, through at least May 8, 2003. Exhibit
99.2 is incorporated by reference under this Item 9.

Note: The information in this report (including Exhibit 99.2) is furnished pursuant to Items 9 and 12 and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD or Item 12 of Form 8-K.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   TECUMSEH PRODUCTS COMPANY

Date: April 25, 2003            By   /s/ David W. Kay
                                   ----------------------------------
                                         David W. Kay
                                         Vice President, Treasurer and
                                         Chief Financial Officer

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                                  EXHIBIT INDEX


         Exhibit No.                       Description
         -----------                       -----------

             99.1              Press release dated April 24, 2003

             99.2              First Quarter 2003 Investor Presentation